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                                                                  EXHIBIT 10.17

REASSURED:             PXRE REINSURANCE COMPANY

PERIOD:                Continuous from January 1, 1994, subject to 90 days written notice of cancellation. Resigning at January 1, 1999.

TYPE:                  Quota Share Treaty.

CLASS:                 All business written by the Reassured.

TERRITORIAL
SCOPE:                 As per original business written by Reassured.

TREATY DETAIL:         Reassured will cede up to a maximum of $20,000,000 any one program for 100%, on all business written and retained net.

COMMISSION:            As original plus 5% override on Gross Written Premium as
                       reimbursement for expenses.

PROFIT
COMMISSION:            20% of underwriting profits after commissions, including override.
                       Reinsurers Management Expense 5%. Profit commission period to be 3 year block basis commencing January 1, 1999. Any deficit from prior periods to be carried forward against profits in subsequent three year blocks.

REPORTS:               Quarterly accounting reports and underwriting statistical reports.

CASH LOSSES:           Special Cash request for individual losses and/or catastrophe losses above $250,000.

GENERAL
CONDITIONS:            Special Termination Clause as per wording
                       Access to Records
                       Errors and Omissions
                       Insolvency Clause
                       Arbitration Clause
                       Offset Clause

ACCEPTED:              5% of 100% ($1,000,000 per program).

DATED:                 Feb. 23, 1999

COMPANY:               TRENWICK AMERICA REINSURANCE COMPANY

AUTHORIZED SIGNATURE:  [SIGNATURE ILLEGIBLE]

REFERENCE NO.:         100321699


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
REASSURED:             PXRE REINSURANCE COMPANY

PERIOD:                Continuous from January 1, 1995, subject to 90 days written notice of cancellation. Resigning at January 1, 1999.

TYPE:                  Quota Share Treaty.

CLASS:                 All business written by the Reassured.

TERRITORIAL
SCOPE:                 As per original business written by Reassured.

TREATY DETAIL:         Reassured will cede up to a maximum of $20,000,000 any one program for 100%, on all business written and retained net.

COMMISSION:            As original plus 5% override on Gross Written Premium as
                       reimbursement for expenses.

PROFIT
COMMISSION:            20% of underwriting profits after commissions, including override.
                       Reinsurers Management Expense 5%. Profit commission period to be 3 year block basis commencing January 1, 1999. Any deficit from prior periods to be carried forward against profits in subsequent three year blocks.

REPORTS:               Quarterly accounting reports and underwriting statistical reports.

CASH LOSSES:           Special Cash request for individual losses and/or catastrophe losses above $250,000.

GENERAL
CONDITIONS:            Special Termination Clause as per wording
                       Access to Records
                       Errors and Omissions
                       Insolvency Clause
                       Arbitration Clause
                       Offset Clause

ACCEPTED:              1.8% ($360,000 per program)

DATED:                 2/18/99

COMPANY:               THE ANDOVER COMPANIES

AUTHORIZED SIGNATURE:  [SIGNATURE ILLEGIBLE]

REFERENCE NO.:


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
REASSURED:             PXRE REINSURANCE COMPANY

PERIOD:                Continuous from January 1, 1995, subject to 90 days written notice of cancellation. Resigning at January 1, 1999.

TYPE:                  Quota Share Treaty.

CLASS:                 All business written by the Reassured.

TERRITORIAL
SCOPE:                 As per original business written by Reassured.

TREATY DETAIL:         Reassured will cede up to a maximum of $20,000,000 any one program for 100%, on all business written and retained net.

COMMISSION:            As original plus 5% override on Gross Written Premium as
                       reimbursement for expenses.

PROFIT
COMMISSION:            20% of underwriting profits after commissions, including override.
                       Reinsurers Management Expense 5%. Profit commission period to be 3 year block basis commencing January 1, 1999. Any deficit from prior periods to be carried forward against profits in subsequent three year blocks.

REPORTS:               Quarterly accounting reports and underwriting statistical reports.

CASH LOSSES:           Special Cash request for individual losses and/or catastrophe losses above $250,000.

GENERAL
CONDITIONS:            Special Termination Clause as per wording
                       Access to Records
                       Errors and Omissions
                       Insolvency Clause
                       Arbitration Clause
                       Offset Clause

ACCEPTED:              0.6% ($120,000 per program)

DATED:                 February 26, 1999

COMPANY:               THE PENNSYLVANIA LUMBERMENS MUTUAL INS. CO.

AUTHORIZED SIGNATURE:  FRED R. PHILLIPS
                       Senior Vice Pres. - Secretary

REFERENCE NO.:         918


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
REASSURED:             PXRE REINSURANCE COMPANY

PERIOD:                Continuous from January 1, 1995, subject to 90 days written notice of cancellation. Resigning at January 1, 1999.

TYPE:                  Quota Share Treaty.

CLASS:                 All business written by the Reassured.

TERRITORIAL
SCOPE:                 As per original business written by Reassured.

TREATY DETAIL:         Reassured will cede up to a maximum of $20,000,000 any one program for 100%, on all business written and retained net.

COMMISSION:            As original plus 5% override on Gross Written Premium as
                       reimbursement for expenses.

PROFIT
COMMISSION:            20% of underwriting profits after commissions, including override.
                       Reinsurers Management Expense 5%. Profit commission period to be 3 year block basis commencing January 1, 1999. Any deficit from prior periods to be carried forward against profits in subsequent three year blocks.

REPORTS:               Quarterly accounting reports and underwriting statistical reports.

CASH LOSSES:           Special Cash request for individual losses and/or catastrophe losses above $250,000.

GENERAL
CONDITIONS:            Special Termination Clause as per wording
                       Access to Records
                       Errors and Omissions
                       Insolvency Clause
                       Arbitration Clause
                       Offset Clause

ACCEPTED:              1.8% ($360,000 per program)

DATED:                 19/3/99

COMPANY:               N.R.M.A. INSURANCE LTD.
                       A.C.N. 000 016 722
                       [SEAL]

AUTHORIZED SIGNATURE:  [SIGNATURE ILLEGIBLE]

REFERENCE NO.:         99PX0035


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
REASSURED:             PXRE REINSURANCE COMPANY

PERIOD:                Continuous from January 1, 1995, subject to 90 days written notice of cancellation. Resigning at January 1, 1999.

TYPE:                  Quota Share Treaty.

CLASS:                 All business written by the Reassured.

TERRITORIAL
SCOPE:                 As per original business written by Reassured.

TREATY DETAIL:         Reassured will cede up to a maximum of $20,000,000 any one program for 100%, on all business written and retained net.

COMMISSION:            As original plus 5% override on Gross Written Premium as
                       reimbursement for expenses.

PROFIT
COMMISSION:            20% of underwriting profits after commissions, including override.
                       Reinsurers Management Expense 5%. Profit commission period to be 3 year block basis commencing January 1, 1999. Any deficit from prior periods to be carried forward against profits in subsequent three year blocks.

REPORTS:               Quarterly accounting reports and underwriting statistical reports.

CASH LOSSES:           Special Cash request for individual losses and/or catastrophe losses above $250,000.

GENERAL
CONDITIONS:            Special Termination Clause as per wording
                       Access to Records
                       Errors and Omissions
                       Insolvency Clause
                       Arbitration Clause
                       Offset Clause

ACCEPTED:              0.8% ($160,000 per program)

DATED:                 February 22, 1999

COMPANY:               AUTO OWNERS INSURANCE COMPANY

AUTHORIZED SIGNATURE:  JOHN A. WALLACE

REFERENCE NO.:         08101



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